EXHIBIT 10.5

                 SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT
                             (MEDTRONICS BUILDING)

     This Second Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 23rd day of November, 1999, by and between CENTURY PENSION INCOME FUND XXIII, a California limited partnership ("Seller"), and PACIFICA ENTERPRISES L.A., LLC, a California limited liability company ("Purchaser"), with respect an escrow established with Chicago Title Company, as Escrow No. 91005530-X70 (the "Escrow").
     Reference is made to that certain Purchase and Sale Contract dated as of September 23, 1999 between Purchaser and Seller, as amended by an Amendment
dated as of November 10, 1999 (collectively, the "Contract").   Capitalized
terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller desire to further amend the Contract pursuant to the terms set forth below.
     1. PURCHASE PRICE. For valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Purchase Price is hereby reduced by the sum of $150,000 from $3,000,000 to $2,850,000.
     2. WAIVER OF CONTINGENCIES/RESCISSION OF NOTICE. Purchaser hereby rescinds its notice of termination dated as of November 17, 1999 (the "Notice"). Purchaser hereby agrees and acknowledges that all of the contingencies relating to the Feasibility Period have been satisfied or waived. Purchaser acknowledges that at 5:00 p.m., Pacific Daylight Savings Time on November 22, 1999, the Feasibility Period expired and Purchaser waived its right to terminate this Contract after said date and time.
     3. REOPEN ESCROW. Purchaser hereby agrees to reopen the Escrow with Chicago Title Company (the "Escrow Holder"), redeposit the Deposit (of $50,000) in immediately available funds, and provide written proof of Escrow Holder's receipt of such Deposit to Seller within one (1) day after execution of this Amendment. The Deposit is non-refundable to Purchaser (subject to Seller performing under the terms of the Contract, and the other applicable express provisions set forth in the Contract).
     4. CLOSING DATE. This Amendment shall reaffirm that the Closing Date shall occur on December 2, 1999 (subject to the extension rights of Seller set forth in Section 7.1.2 of the Contract).
     5. MEDTRONICS CLAIMS. Notwithstanding any other provisions contained in the Contract, Purchaser agrees and acknowledges that upon the Closing Date Purchaser will assume whatever rights, if any, Seller may have with respect to that certain lease dated September 30, 1986, as amended (the "Lease") made between Seller's predecessor-in-interest and Medtronics Blood Systems, Inc.. Purchaser hereby agrees to release Seller from any and all claims or liabilities arising from Seller's enforcement of, or its failure to enforce, any of the provisions of the Lease or Seller's rights thereunder.
     6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.
     All other terms and conditions of the Contract remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date written above.

                                      "SELLER"

                                      CENTURY PENSION INCOME FUND XXIII
                                      a California limited partnership

                                      By:Fox Partners V,
                                         a California limited partnership,
                                         its general partner

                                      By:Fox Capital Management Corporation,
                                         a California corporation,
                                         its general partner

                                      By:
                                      Name:
                                      Its:


                                      "PURCHASER"

                                      PACIFICA ENTERPRISES L.A., LLC,
                                      a California limited liability company

                                      By:
                                      Name:
                                      Its: